FFA P1 P2 P4 04/22

SUPPLEMENT DATED APRIL 14, 2022

TO THE PROSPECTUSES DATED MAY 1, 2021

OF

FRANKLIN ALLOCATION VIP FUND

(a series of Franklin Templeton Variable Insurance Products Trust)

The prospectuses are amended as follows:

I. The following is added to the list of strategies in the “Fund Details – Franklin Allocation VIP Fund – Principal Investment Policies and Practices” section of the prospectus:

ClearBridge Large Cap Value Strategy (effective on or about April 22, 2022). The strategy seeks long-term growth of capital by exploiting market inefficiencies to identify strong businesses at attractive valuations that it can hold for long time periods.

ClearBridge Large Cap Growth Strategy (effective on or about April 22, 2022). The strategy seeks long-term growth of capital by taking a concentrated, long-term approach to generating growth by owning three types of growth companies across the spectrum of growth and volatility that can thrive through varying market environments.

Brandywine Global Opportunities Bond Strategy (effective on or about May 9, 2022). The strategy seeks to maximize total return by investing at least 80% of its net assets in fixed income securities of issuers located in developed market countries. The Fund will invest in both investment grade and below investment grade fixed income securities.

Western Asset Core Bond Strategy (effective on or about June 13, 2022). The strategy seeks to maximize total return, consistent with prudent investment management and liquidity needs, by targeting a dollar weighted average effective duration range within 20% of the average duration of the estimated domestic bond market. The Fund invests in a portfolio of fixed income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets, including the amount of borrowing for investment purposes, if any, in debt and fixed income securities.

II. The sub-advisor section in the “Fund Details – Management” section of the prospectus is revised as follows:

Under a separate agreement with Advisers, each of the following Sub-Advisors serves as a sub-advisor to the Fund and manages a portion of the Fund’s portfolio:

Name of Sub-Advisor	Strategy	Address of Sub-Advisor
Templeton Global Advisors Limited	Foreign	Lyford Cay, Nassau, Bahamas
Franklin Templeton Institutional, LLC	International Growth Investment Grade Corporate	280 Park Avenue, New York, New York 10017
ClearBridge Investments, LLC (effective on or about April 22, 2022)	ClearBridge Large Cap Value Strategy ClearBridge Large Cap Growth Strategy	620 8th Avenue, 48th Fl., New York, NY 10018
Brandywine Global Investment Management, LLC (effective on or about May 9, 2022)	Brandywine Global Opportunities Bond Strategy	1735 Market Street Suite 1800, Philadelphia, PA 19103
Western Asset Management Company, LLC (effective on or about June 13, 2022)	Western Asset Core Bond Strategy	385 East Colorado Blvd., Pasadena, CA 91101
Western Asset Management Company Limited	Western Asset Core Bond Strategy	10 Exchange Square, Primrose Street, London,

(effective on or about June 13, 2022)	EC2A 2EN, United Kingdom

Please keep this supplement with your prospectus for future reference.

FFA SA1 SA2 SA4 04/22

SUPPLEMENT DATED APRIL 14, 2022

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2021

OF

FRANKLIN ALLOCATION VIP FUND

(a series of Franklin Templeton Variable Insurance Products Trust)

The statement of additional information (SAI) is amended as follows:

I. The following is added to the first table under the “Management and Other Services – Name of sub-advisors, annual fee rates and fees paid over the last three fiscal years” section of the SAI:

Strategy Sleeve	Sub-Advisor	Sub-Advisory Fee Rate
ClearBridge Large Cap Value Strategy	ClearBridge Investments, LLC (effective on or about April 22, 2022)	0.40%
ClearBridge Large Cap Growth Strategy	ClearBridge Investments, LLC (effective on or about April 22, 2022)	0.40%
Brandywine Global Opportunities Bond Strategy	Brandywine Global Investment Management, LLC (effective on or about May 9, 2022)	0.30%
Western Asset Core Bond Strategy	Western Asset Management Company, LLC (effective on or about June 13, 2022)	0.20%
Western Asset Core Bond Strategy	Western Asset Management Company Limited (effective on or about June 13, 2022)	0.20%

II. The following replaces the “Proxy Voting Policies and Procedures” section of the SAI:

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's investment manager, which, if applicable, has delegated the authority to vote proxies to the sub-advisors, in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager or sub-advisor. The Policies are included in Appendix A. Shareholders may also view the complete Policies online at franklintempleton.com. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

III. The following proxy voting policies are inserted into “Appendix A – Proxy Voting Policies and Procedures:”

CLEARBRIDGE INVESTMENTS

PROXY VOTING POLICIES AND PROCEDURES

AMENDED AS OF MARCH 2020

I. Types of Accounts for Which ClearBridge Votes Proxies

II. General Guidelines

III. How ClearBridge Votes

IV. Conflicts of Interest

A. Procedures for Identifying Conflicts of Interest

B. Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

C. Third Party Proxy Voting Firm - Conflicts of Interest

V. Voting Policy

A. Election of Directors

B. Proxy Contests

C. Auditors

D. Proxy Contest Defenses

E. Tender Offer Defenses

F. Miscellaneous Governance Provisions

G. Capital Structure

H. Executive and Director Compensation

I. State/Country of Incorporation

J. Mergers and Corporate Restructuring

K. Social and Environmental Issues

L. Miscellaneous

VI. Other Considerations

A. Share Blocking

B. Securities on Loan

VII. Disclosure of Proxy Voting

VIII. Recordkeeping and Oversight

CLEARBRIDGE INVESTMENTS

Proxy Voting Policies and Procedures

I. TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES

ClearBridge votes proxies for each client for which it has investment discretion unless the investment management agreement provides that the client or other authorized party (e.g., a trustee or named fiduciary of a plan) is responsible for voting proxies.

II.  GENERAL GUIDELINES

In voting proxies, we are guided by general fiduciary principles.  Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage.  We attempt to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner that we believe will be consistent with efforts to maximize shareholder values.

III.  HOW CLEARBRIDGE VOTES

Section V of these policies and procedures sets forth certain stated positions.  In the case of a proxy issue for which there is a stated position, we generally vote in accordance with the stated position.  In the case of a proxy issue for which there is a list of factors set forth in Section V that we consider in voting on such issue, we consider those factors and vote on a case-by-case basis in accordance with the general principles set forth above.  In the case of a proxy issue for which there is no stated position or list of factors that we consider in voting on such issue, we vote on a case-by-case basis in accordance with the general principles set forth above.  We may utilize an external service provider to provide us with information and/or a recommendation with regard to proxy votes but we are not required to follow any such recommendations.  The use of an external service provider does not relieve us of our responsibility for the proxy vote.

For routine matters, we usually vote according to our policy or the external service provider’s recommendation, although we are not obligated to do so and each individual portfolio management team may vote contrary to our policy or the recommendation of the external service provider.  If a matter is non-routine, e.g., management’s recommendation is different than that of the external service provider and ClearBridge is a significant holder or it is a significant holding for ClearBridge, the issues will be highlighted to the appropriate investment teams.  Different investment teams may vote differently on the same issue, depending upon their assessment of clients’ best interests.

ClearBridge’s policies are reviewed annually and its proxy voting process is overseen and coordinated by its Proxy Committee.

IV.  CONFLICTS OF INTEREST

In furtherance of ClearBridge’s goal to vote proxies in the best interests of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients.

A.  Procedures for Identifying Conflicts of Interest

ClearBridge relies on the following to seek to identify conflicts of interest with respect to proxy voting:

1. ClearBridge’s employees are periodically reminded of their obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships or personal or business relationships relating to another Legg Mason business unit, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s General Counsel/Chief Compliance Officer.

2. ClearBridge’s finance area maintains and provides to ClearBridge Compliance and proxy voting personnel an up- to-date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of ClearBridge’s net revenues.

3. As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Legg Mason unit and an issuer (e.g., investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer because ClearBridge operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between ClearBridge and certain other Legg Mason business units.  As noted above, ClearBridge employees are under an obligation to bring such conflicts of interest, including conflicts of interest which may arise because of an attempt by another Legg Mason business unit or non-ClearBridge Legg Mason officer or employee to influence proxy voting by ClearBridge to the attention of ClearBridge Compliance.

4. A list of issuers with respect to which ClearBridge has a potential conflict of interest in voting proxies on behalf of client accounts will be maintained by ClearBridge proxy voting personnel.  ClearBridge will not vote proxies relating to such issuers until it has been determined that the conflict of interest is not material or a method for resolving the conflict of interest has been agreed upon and implemented, as described in Section IV below.

B.  Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

1. ClearBridge maintains a Proxy Committee which, among other things, reviews and addresses conflicts of interest brought to its attention.  The Proxy Committee is comprised of such ClearBridge personnel (and others, at ClearBridge’s request), as are designated from time to time.  The current members of the Proxy Committee are set forth in the Proxy Committee’s Terms of Reference.

2. All conflicts of interest identified pursuant to the procedures outlined in Section IV. A. must be brought to the attention of the Proxy Committee for resolution.  A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

3. The Proxy Committee will determine whether a conflict of interest is material.  A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting the proxy.  All materiality determinations will be based on an assessment of the particular facts and circumstances.  A written record of all materiality determinations made by the Proxy Committee will be maintained.

4. If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

5. If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee will determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted.  Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

disclosing the conflict to clients and obtaining their consent before voting;

suggesting to clients that they engage another party to vote the proxy on their behalf;

in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.[*]

A written record of the method used to resolve a material conflict of interest shall be maintained.

C.  Third Party Proxy Voting Firm - Conflicts of Interest

With respect to a third party proxy voting firm described herein, the Proxy Committee will periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

V.  VOTING POLICY

These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted.  There may be occasions when different investment teams vote differently on the same issue.  In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

A.  Election of Directors

1. Voting on Director Nominees in Uncontested Elections.

a.  We withhold our vote from a director nominee who:

attended less than 75 percent of the company’s board and committee meetings without a valid excuse (illness, service to the nation/local government, work on behalf of the company);

received more than 50 percent withheld votes of the shares cast at the previous board election, and the company has failed to address the issue as to why;

is a member of the company’s audit committee, when excessive non-audit fees were paid to the auditor, or there are chronic control issues and an absence of established effective control mechanisms;

is a member of the company’s compensation committee if the compensation committee ignore a say on pay proposal that a majority of shareholders opposed;

is a member of the company’s nominating committee and there are no women on the board (or currently proposed for election to the board).

b.  We vote for all other director nominees.

2. Chairman and CEO is the Same Person.

We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons.  We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:

Designation of a lead director

Majority of independent directors (supermajority)

All independent key committees

Size of the company (based on market capitalization)

Established governance guidelines

Company performance

3. Majority of Independent Directors

a. We vote for shareholder proposals that request that the board be comprised of a majority of independent directors.  Generally that would require that the director have no connection to the company other than the board seat.  In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following:  whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

b. We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

4. Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

5. Term of Office

We vote against shareholder proposals to limit the tenure of independent directors.

6. Director and Officer Indemnification and Liability Protection

a. Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

b. We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

c. We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

d. We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director's legal expenses would be covered.

7. Director Qualifications

We vote case-by-case on proposals that establish or amend director qualifications.  Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

 We vote against shareholder proposals requiring two candidates per board seat.

B. Proxy Contests

1. Voting for Director Nominees in Contested Elections

We vote on a case-by-case basis in contested elections of directors.  Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (i.e.: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

2. Reimburse Proxy Solicitation Expenses

We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest.  Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.

C. Auditors

1.  Ratifying Auditors

 We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct.  Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

2.  Financial Statements and Director and Auditor Reports

We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors or directors.

3.  Remuneration of Auditors

We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

4.  Indemnification of Auditors

We vote against proposals to indemnify auditors.

D.  Proxy Contest Defenses

1. Board Structure: Staggered vs. Annual Elections

a. We vote against proposals to classify the board.

b. We vote for proposals to repeal classified boards and to elect all directors annually.

2.  Shareholder Ability to Remove Directors

a. We vote against proposals that provide that directors may be removed only for cause.

b. We vote for proposals to restore shareholder ability to remove directors with or without cause.

c. We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

d. We vote for proposals that permit shareholders to elect directors to fill board vacancies.

3.  Cumulative Voting

a. If plurality voting is in place for uncontested director elections, we vote for proposals to permit or restore cumulative voting.

b. If majority voting is in place for uncontested director elections, we vote against cumulative voting.

c. If plurality voting is in place for uncontested director elections, and proposals to adopt both cumulative voting and majority voting are on the same slate, we vote for majority voting and against cumulative voting.

4.  Majority Voting

We vote for non-binding and/or binding resolutions requesting that the board amend a company’s by-laws to stipulate that directors need to be elected with an affirmative majority of the votes cast, provided that it does not conflict with the state law where the company is incorporated.  In addition, all resolutions need to provide for a carve-out for a plurality vote standard when there are more nominees than board seats (i.e. contested election).  In addition, ClearBridge strongly encourages companies to adopt a post-election director resignation policy setting guidelines for the company to follow to promptly address situations involving holdover directors.

5.  Shareholder Ability to Call Special Meetings

a. We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

b. We vote for proposals that provide shareholders with the ability to call special meetings, taking into account a minimum ownership threshold of 10 percent (and investor ownership structure, depending on bylaws).

6.  Shareholder Ability to Act by Written Consent

a. We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

b. We vote for proposals to allow or make easier shareholder action by written consent.

7.  Shareholder Ability to Alter the Size of the Board

a. We vote for proposals that seek to fix the size of the board.

b. We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

8.  Advance Notice Proposals

We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

9.  Amendment of By-Laws

a. We vote against proposals giving the board exclusive authority to amend the by-laws.

b. We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

10. Article Amendments (not otherwise covered by ClearBridge Proxy Voting Policies and Procedures).

a. We review on a case-by-case basis all proposals seeking amendments to the articles of association.

b. We vote for article amendments if:

• shareholder rights are protected;

• there is negligible or positive impact on shareholder value;

• management provides adequate reasons for the amendments; and

• the company is required to do so by law (if applicable).

E.  Tender Offer Defenses

1.  Poison Pills

a. We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

b. We vote on a case-by-case basis on shareholder proposals to redeem a company's poison pill.  Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.

c. We vote on a case-by-case basis on management proposals to ratify a poison pill.  Considerations include: sunset provision - poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

2.  Fair Price Provisions

a. We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

b. We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

3.  Greenmail

a. We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

b. We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

4.  Unequal Voting Rights

a. We vote against dual class exchange offers.

b. We vote against dual class re-capitalization.

5.  Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

a. We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

b. We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

6.  Supermajority Shareholder Vote Requirement to Approve Mergers

a. We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

b. We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

7.  White Knight/Squire Placements

We vote for shareholder proposals to require approval of blank check preferred stock issues.

F.  Miscellaneous Governance Provisions

1. Confidential Voting

a. We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:  in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy remains in place.  If the dissidents do not agree, the confidential voting policy is waived.

b. We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph A.1. above.

2. Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

3. Bundled Proposals

We vote on a case-by-case basis on bundled or "conditioned" proxy proposals.  In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items.  In instances when the joint effect of the conditioned items is not in shareholders' best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals.  If the combined effect is positive, we support such proposals.

4. Shareholder Advisory Committees

We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee.  We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

5. Other Business

We vote for proposals that seek to bring forth other business matters.

6. Adjourn Meeting

We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.

7. Lack of Information

We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.

G.  Capital Structure

1. Common Stock Authorization

a. We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

b. Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

• Company has already issued a certain percentage (i.e. greater than 50%) of the company's allotment.

• The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company's historical stock management or future growth outlook of the company.

c. We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

2. Stock Distributions: Splits and Dividends

We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

3. Reverse Stock Splits

We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

4. Blank Check Preferred Stock

a. We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

b. We vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

c. We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

d. We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

5. Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

6. Preemptive Rights

a. We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

• Size of the Company.

• Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

• Percentage of the rights offering (rule of thumb less than 5%).

b. We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.

7. Debt Restructuring

We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan.  Generally, we approve proposals that facilitate debt restructuring.

8. Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

9. Dual-Class Stock

We vote for proposals to create a new class of nonvoting or sub voting common stock if:

• It is intended for financing purposes with minimal or no dilution to current shareholders

• It is not designed to preserve the voting power of an insider or significant shareholder

10. Issue Stock for Use with Rights Plan

We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

11. Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined.  The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level.  A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process.  A gearing level up to 100 percent is considered acceptable.

We vote for debt issuances for companies when the gearing level is between zero and 100 percent.

We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent.  Any proposed debt issuance is compared to industry and market standards.

12. Financing Plans

We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.

H. Executive and Director Compensation

In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value.  Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan.  Additionally, in some cases we would vote against a plan deemed unnecessary.

1. OBRA-Related Compensation Proposals

a. Amendments that Place a Cap on Annual Grant or Amend Administrative Features

We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

b. Amendments to Added Performance-Based Goals

We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

c. Amendments to Increase Shares and Retain Tax Deductions Under OBRA

We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.

d. Approval of Cash or Cash-and-Stock Bonus Plans

We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.

2. Expensing of Options

We vote for proposals to expense stock options on financial statements.

3. Shareholder Proposals to Limit Executive and Director Pay

a. We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure.  We vote for such proposals if additional disclosure is relevant to shareholder’s needs and would not put the company at a competitive disadvantage relative to its industry.

b. We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.

4. Reports to Assess the Feasibility of Including Sustainability as a Performance Metric

We vote in favor of non-binding proposals for reports on the feasibility of including sustainability as a performance metric for senior executive compensation.

We have a policy of voting to reasonably limit the level of options and other equity-based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation.  For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10% of fully diluted shares).  In the event the available awards exceed the 10% threshold, we would also consider the % relative to the common practice of its specific industry (e.g. technology firms).  Other considerations would include, without limitation, the following:

• Compensation committee comprised of independent outside directors

• Maximum award limits

• Repricing without shareholder approval prohibited

• 3-year average burn rate for company

• Plan administrator has authority to accelerate the vesting of awards

• Shares under the plan subject to performance criteria

5. Golden Parachutes

a. We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

b. We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes.  Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.

6.  Golden Coffins

a. We vote for shareholder proposals that request a company not to make any death benefit payments to senior executives’ estates or beneficiaries, or pay premiums in respect to any life insurance policy covering a senior executive’s life (“golden coffin”).  We carve out benefits provided under a plan, policy or arrangement applicable to a broader group of employees, such as offering group universal life insurance.

b. We vote for shareholder proposals that request shareholder approval of survivor benefits for future agreements that, following the death of a senior executive, would obligate the company to make payments or awards not earned.

7.  Anti Tax Gross-up Policy

a. We vote for proposals that ask a company to adopt a policy whereby it will not make, or promise to make, any tax gross-up payment to its senior executives, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy; we also vote for proposals that ask management to put gross-up payments to a shareholder vote.

b. We vote against proposals where a company will make, or promise to make, any tax gross-up payment to its senior executives without a shareholder vote, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy.

8.  Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

9.  Employee Stock Purchase Plans

a. We vote for qualified plans where all of the following apply:

• The purchase price is at least 85 percent of fair market value

• The offering period is 27 months or less

• The number of shares allocated to the plan is five percent or less of outstanding shares

If the above do not apply, we vote on a case-by-case basis.

b. We vote for non-qualified plans where all of the following apply:

• All employees of the company are eligible to participate (excluding 5 percent or more beneficial owners)

• There are limits on employee contribution (ex: fixed dollar amount)

• There is a company matching contribution with a maximum of 25 percent of an employee’s contribution

• There is no discount on the stock price on purchase date (since there is a company match)

If the above do not apply, we vote against the non-qualified employee stock purchase plan.

10.  401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

11.  Stock Compensation Plans

a. We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.

 b. We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.

12.  Directors Retirement Plans

a. We vote against retirement plans for non-employee directors.

b. We vote for shareholder proposals to eliminate retirement plans for non-employee directors.

13. Management Proposals to Reprice Options

We vote against management proposals seeking approval to reprice options.

14. Shareholder Proposals Regarding Executive and Director Pay

a. We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

b. We vote against shareholder proposals requiring director fees be paid in stock only.

c. We vote against shareholder proposals to eliminate vesting of options and restricted stock on change of control.

d. We vote for shareholder proposals to put option repricing to a shareholder vote.

e. We vote for shareholder proposals that call for a non-binding advisory vote on executive pay (“say-on-pay”).  Company boards would adopt a policy giving shareholders the opportunity at each annual meeting to vote on an advisory resolution to ratify the compensation of the named executive officers set forth in the proxy statement’s summary compensation table.

f. We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.

g. We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

15. Management Proposals on Executive Compensation

For non-binding advisory votes on executive officer compensation, when management and the external service provider agree, we vote for the proposal.  When management and the external service provider disagree, the proposal becomes a refer item.  In the case of a Refer item, the factors under consideration will include the following:

• Company performance over the last 1-, 3- and 5-year periods on a total shareholder return basis

• Performance metrics for short- and long-term incentive programs

• CEO pay relative to company performance (is there a misalignment)

• Tax gross-ups to senior executives

• Change-in-control arrangements

• Presence of a clawback provision, ownership guidelines, or stock holding requirements for senior executives

16. Stock Retention / Holding Period of Equity Awards

We vote on a case-by-case basis on shareholder proposals asking companies to adopt policies requiring senior executives to retain all or a significant (>50 percent) portion of their shares acquired through equity compensation plans, either:

• While employed and/or for one to two years following the termination of their employment; or

• For a substantial period following the lapse of all other vesting requirements for the award, with ratable release of a portion of the shares annually during the lock-up period

The following factors will be taken into consideration:

• Whether the company has any holding period, retention ratio, or named executive officer ownership requirements currently in place

• Actual stock ownership of the company’s named executive officers

• Policies aimed at mitigating risk taking by senior executives

• Pay practices at the company that we deem problematic

I.  State/Country of Incorporation

1. Voting on State Takeover Statutes

a. We vote for proposals to opt out of state freeze-out provisions.

b. We vote for proposals to opt out of state disgorgement provisions.

2. Voting on Re-incorporation Proposals

We vote on a case-by-case basis on proposals to change a company's state or country of incorporation.  Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc); advantages/benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.

3. Control Share Acquisition Provisions

a. We vote against proposals to amend the charter to include control share acquisition provisions.

b. We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

c. We vote for proposals to restore voting rights to the control shares.

d. We vote for proposals to opt out of control share cashout statutes.

J.  Mergers and Corporate Restructuring

a. Mergers and Acquisitions

We vote on a case-by-case basis on mergers and acquisitions.  Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc…); offer price (premium or discount); change in the capital structure; impact on shareholder rights.

b. Corporate Restructuring

We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.

c. Spin-offs

We vote on a case-by-case basis on spin-offs.  Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

d. Asset Sales

We vote on a case-by-case basis on asset sales.  Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

e. Liquidations

We vote on a case-by-case basis on liquidations after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

f. Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

g. Changing Corporate Name

We vote for proposals to change the “corporate name”, unless the proposed name change bears a negative connotation.

h. Conversion of Securities

We vote on a case-by-case basis on proposals regarding conversion of securities.  Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

i. Stakeholder Provisions

We vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

K.  Social and Environmental Issues

 When considering environmental and social (E&S) proposals, we have an obligation to vote proxies in the best interest of our clients, considering both shareholder value as well as societal impact.

1. Sustainability Reporting

a. We vote for proposals seeking greater disclosure on the company’s environmental, social & governance policies and practices;

b. We vote for proposals that would require companies whose annual revenues are at least $5 billion to prepare a sustainability report.  All others will be decided on a case-by-case basis.

2. Diversity & Equality

a. We vote for proposals supporting nomination of most qualified candidates, inclusive of a diverse pool of women and people of color, to the Board of Directors and senior management levels;

b. We vote for proposals requesting comprehensive disclosure on board diversity if the frequency is no more than once a year;

c. We vote for proposals requesting comprehensive disclosure on employee diversity if the frequency is no more than once a year;

d. We vote for proposals requesting comprehensive reports on gender pay disparity if the frequency is no more than once a year;

e. We vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity.

3. As a firm, we strongly support E&S proposals.  However, due to significantly divergent approaches and a lack of consistency in wording for many of these proposals, we will vote a case by case basis for the following types of proposals:

a. Climate proposals seeking more disclosure on financial, physical or regulatory risks related to climate change and/or how the company measures and manages such risks;

b. Climate proposals requesting a report/disclosure of goals on GHG emissions from company operations and/or products;

c. Climate proposals seeking company disclosure on GHG reduction targets and/or goals;

d. Animal welfare policies;

e. Human rights and company policies;

f. Operations in high-risk or sensitive areas;

g. Product integrity and marketing.

L.  Miscellaneous

1.  Charitable Contributions

We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

2.  Political Contributions

We will vote in favor of non-binding proposals for reports on corporate lobbying and political contributions if the frequency is no more than annual.

In general, we vote on a case-by-case basis on other shareholder proposals pertaining to political contributions.  In determining our vote on political contribution proposals we consider, among other things, the following:

• Does the company have a political contributions policy publicly available

• How extensive is the disclosure on these documents

• What oversight mechanisms the company has in place for approving/reviewing political contributions and expenditures

• Does the company provide information on its trade association expenditures

• Total amount of political expenditure by the company in recent history

3.  Operational Items

• We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

• We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

• We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).

• We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

• We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

• We vote against proposals to approve other business when it appears as voting item.

4.  Routine Agenda Items

In some markets, shareholders are routinely asked to approve:

• the opening of the shareholder meeting

• that the meeting has been convened under local regulatory requirements

• the presence of a quorum

• the agenda for the shareholder meeting

• the election of the chair of the meeting

• regulatory filings

• the allowance of questions

• the publication of minutes

• the closing of the shareholder meeting

We generally vote for these and similar routine management proposals.

5.  Allocation of Income and Dividends

We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

6.  Stock (Scrip) Dividend Alternatives

a. We vote for most stock (scrip) dividend proposals.

b. We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

ClearBridge has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable.  To the extent that ClearBridge has proxy voting authority with respect to shares of registered investment companies, ClearBridge shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section V. A. through L.

The voting policy guidelines set forth herein will be reviewed annually and may be changed by ClearBridge in its sole discretion.

VI.  OTHER CONSIDERATIONS

In certain situations, ClearBridge may determine not to vote proxies on behalf of a client because ClearBridge believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations. Examples of situations in which ClearBridge may determine not to vote proxies on behalf of a client include:

A.  Share Blocking

Proxy voting in certain countries requires “share blocking.”  This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary.  During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary.  In deciding whether to vote shares subject to share blocking, ClearBridge will consider and weigh, based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.

B.  Securities on Loan

Certain clients of ClearBridge, such as an institutional client or a mutual fund for which ClearBridge acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts.  ClearBridge typically does not direct or oversee such securities lending activities.  To the extent feasible and practical under the circumstances, ClearBridge will request that the client recall shares that are on loan so that such shares can be voted if ClearBridge believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income).  The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of ClearBridge and requires the cooperation of the client and its other service providers.  Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII.  DISCLOSURE OF PROXY VOTING

ClearBridge employees may not disclose to others outside of ClearBridge (including employees of other Legg Mason business units) how ClearBridge intends to vote a proxy absent prior approval from ClearBridge’s General Counsel/Chief Compliance Officer, except that a ClearBridge investment professional may disclose to a third party (other than an employee of another Legg Mason business unit) how s/he intends to vote without obtaining prior approval from  ClearBridge’s  General Counsel/Chief Compliance Officer if (1) the disclosure is intended to facilitate a discussion of publicly available information by ClearBridge personnel with a representative of a company whose securities are the subject of the proxy, (2) the company’s market capitalization exceeds $1 billion and (3) ClearBridge has voting power with respect to less than 5% of the outstanding common stock of the company.

If a ClearBridge employee receives a request to disclose ClearBridge’s proxy voting intentions to, or is otherwise contacted by, another person outside of ClearBridge (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify ClearBridge’s General Counsel/Chief Compliance Officer.

If a portfolio manager wants to take a public stance with regards to a proxy, s/he must consult with ClearBridge’s General Counsel/Chief Compliance Officer before making or issuing a public statement.

VIII. RECORDKEEPING AND OVERSIGHT

ClearBridge shall maintain the following records relating to proxy voting:

• a copy of these policies and procedures;

• a copy of each proxy form (as voted);

• a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

• documentation relating to the identification and resolution of conflicts of interest;

• any documents created by ClearBridge that were material to a proxy voting decision or that memorialized the basis for that decision; and

• a copy of each written client request for information on how ClearBridge voted proxies on behalf of the client, and a copy of any written response by ClearBridge to any (written or oral) client request for information on how ClearBridge voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the ClearBridge adviser.

To the extent that ClearBridge is authorized to vote proxies for a United States Registered Investment Company, ClearBridge shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, ClearBridge may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

[*] Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Committee may resolve such conflict of interest by satisfying itself that ClearBridge’s proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

April 2022

Brandywine Global Investment Management, LLC

Proxy Voting

I. Client Accounts for which Brandywine Global Votes Proxies

Brandywine Global shall vote proxies for each client account for which the client:

A. has specifically authorized Brandywine Global to vote proxies in the applicable investment management agreement or other written instrument; or

B. without specifically authorizing Brandywine Global to vote proxies, has granted general investment discretion to Brandywine Global in the applicable investment management agreement.

Also, Brandywine Global shall vote proxies for any employee benefit plan client subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), unless the investment management agreement specifically reserves the responsibility for voting proxies to the plan trustees or other named fiduciary.

At or prior to inception of each client account, Brandywine Global shall determine whether it has proxy voting authority over such account.

II.  General Principles

In exercising discretion to vote proxies for securities held in client accounts, Brandywine Global is guided by general fiduciary principles. Brandywine Global’s goal in voting proxies is to act prudently and solely in the best economic interest of its clients for which it is voting proxies. In furtherance of such goal, Brandywine Global will vote proxies in a manner that Brandywine Global believes will be consistent with efforts to maximize shareholder values.

Brandywine Global does not exercise its proxy voting discretion to further policy, political or other issues that have no connection to enhancing the economic value of the client’s investment, but will consider environmental, social, and governance issues that may impact the value of the investment, either through introducing opportunity or by creating risk to the value.

III.  How Brandywine Global Votes Proxies

Appendix A sets forth general guidelines considered by Brandywine Global and its portfolio management teams in voting common proxy items.

In the case of a proxy issue for which there is a stated position set forth in Appendix A, Brandywine Global generally votes in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Appendix A that Brandywine Global considers in voting on such issue, Brandywine Global considers those factors and votes on a case-by-case basis in accordance with the general principles described in Section II. In the case of a proxy issue for which there is no stated position or list of factors set forth in Appendix A that Brandywine Global considers in voting on such issue, Brandywine Global votes on a case-by-case basis in accordance with the general principles described in Section II.

The general guidelines set forth in Appendix A are not binding on Brandywine Global and its portfolio management teams, but rather are intended to provide an analytical framework for the review and assessment of common proxy issues. Such guidelines can always be superseded by a portfolio management team based on the team’s assessment of the proxy issue and determination that a vote that is contrary to such general guidelines is in the best economic interests of the client accounts for which the team is responsible. Different portfolio management teams may vote differently on the same issue based on their respective assessments of the proxy issue and determinations as to what is in the best economic interests of client accounts for which they are responsible.

In the case of Taft-Hartley clients, Brandywine Global will comply with a client direction to vote proxies in accordance with Glass Lewis & Co. PVS Proxy Voting Guidelines, which Glass Lewis & Co. represents to be fully consistent with AFL-CIO guidelines.

IV.  Use of an Independent Proxy Service Firm

Brandywine Global may contract with an independent proxy service firm to provide Brandywine Global with information and/or recommendations with regard to proxy votes. Any such information and/or recommendations will be made available to Brandywine Global’s portfolio management teams, but Brandywine Global and its portfolio management teams are not required to follow any recommendation furnished by such service provider. The use of an independent proxy service firm to provide proxy voting information and/or recommendations does not relieve Brandywine Global of its responsibility for any proxy votes.

With respect to any independent proxy service firm engaged by Brandywine Global to provide Brandywine Global with information and/or recommendations with regard to proxy votes, Brandywine Global’s Proxy Administrator shall periodically review and assess such firm’s policies, procedures and practices including those with respect to the disclosure and handling of conflicts of interest.

V.  Conflict of Interest Procedures

In furtherance of Brandywine Global’s goal to vote proxies in the best interests of clients, Brandywine Global follows procedures designed to identify and address material conflicts that may arise between the interests of Brandywine Global and its employees and those of its clients before voting proxies on behalf of such clients. Conflicts of interest may arise both at the firm level and as a result of an employee’s personal relationships or circumstances.

A. Procedures for Identifying Conflicts of Interest

Brandywine Global relies on the procedures set forth below to seek to identify conflicts of interest with respect to proxy voting.

1. Brandywine Global’s Compliance Department annually requires each Brandywine Global employee to complete a questionnaire designed to elicit information that may reveal potential conflicts between the employee’s interests and those of Brandywine Global clients.

2. Brandywine Global treats client and wrap sponsor relationships as creating a material conflict of interest for Brandywine Global in voting proxies with respect to securities issued by such client or its known affiliates.

3. As a general matter, Brandywine Global takes the position that relationships between a non-Brandywine Global Franklin Resources business unit and an issuer (e.g., investment management relationship between an issuer and a non-Brandywine Global Franklin Resources-owned asset manager) do not present a conflict of interest for Brandywine Global in voting proxies with respect to such issuer because Brandywine Global operates as an independent business unit from other Franklin Resources business units and because of the existence of informational barriers between Brandywine Global and certain other Franklin Resources business units.

B. Procedures for Assessing Materiality of Conflicts of Interest

1. All potential conflicts of interest identified pursuant to the procedures outlined in Section V.A.1. must be brought to the attention of the Investment Committee for resolution.

2. The Investment Committee shall determine whether a conflict of interest is material. A conflict of interest shall be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, Brandywine Global’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Investment Committee shall be maintained.

3. If it is determined by the Investment Committee that a conflict of interest is not material, Brandywine Global may vote proxies following normal processes notwithstanding the existence of the conflict.

C. Procedures for Addressing Material Conflicts of Interest

1. With the exception of those material conflicts identified in A.2. which will be voted in accordance with paragraph C.1.b., if it is determined by the Investment Committee that a conflict of interest is material, the Investment Committee shall determine an appropriate method or combination of methods to resolve such conflict of interest before the proxy affected by the conflict of interest is voted by Brandywine Global.  Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

a. confirming that the proxy will be voted in accordance with a stated position or positions set forth in Appendix A;

b. confirming that the proxy will be voted in accordance with the recommendations of an independent proxy service firm retained by Brandywine Global;

c. in the case of a conflict of interest resulting from a particular employee’s personal relationships or circumstances, removing such employee from the decision-making process with respect to such proxy vote;

d. disclosing the conflict to clients and obtaining their consent before voting;

e. suggesting to clients that they engage another party to vote the proxy on their behalf; or

f. such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.

2. A written record of the method used to resolve a material conflict of interest shall be maintained.

VI.  Other Considerations

In certain situations, Brandywine Global may decide not to vote proxies on behalf of a client account for which it has discretionary voting authority because Brandywine Global believes that the expected benefit to the client account of voting shares is outweighed by countervailing considerations (excluding the existence of a potential conflict of interest). Examples of situations in which Brandywine Global may determine not to vote proxies are set forth below.

A. Share Blocking

Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, Brandywine Global will consider and weigh, based on the particular facts and circumstances, the expected benefit to client accounts of voting in relation to the potential detriment to clients of not being able to sell such shares during the applicable period.

B. Securities on Loan

Certain clients of Brandywine Global, such as an institutional client or a registered investment company for which Brandywine Global acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. Brandywine Global typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, Brandywine Global may request that the client recall shares that are on loan so that such shares can be voted if Brandywine Global believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of Brandywine Global and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII.  Proxy Voting-Related Disclosures

A. Proxy Voting Independence and Intent

Brandywine Global exercises its proxy voting authority independently of other Franklin Resources-owned asset managers. Brandywine Global and its employees shall not consult with or enter into any formal or informal agreements with Brandywine Global’s ultimate parent, Franklin Resources, Inc., any other Franklin Resources business unit, or any of their respective officers, directors or employees, regarding the voting of any securities by Brandywine Global on behalf of its clients.

Brandywine Global and its employees must not disclose to any person outside of Brandywine Global, including without limitation another investment management firm (affiliated or unaffiliated) or the issuer of securities that are the subject of the proxy vote, how Brandywine Global intends to vote a proxy without prior approval from Brandywine Global’s Chief Compliance Officer.

If a Brandywine Global employee receives a request to disclose Brandywine Global’s proxy voting intentions to, or is otherwise contacted by, another person outside of Brandywine Global (including an employee of another Franklin Resources business unit) in connection with an upcoming proxy voting matter, the employee should immediately notify Brandywine Global’s Chief Compliance Officer.

If a Brandywine Global portfolio manager wants to take a public stance with regards to a proxy, the portfolio manager must consult with and obtain the approval of Brandywine Global’s Chief Compliance Officer before making or issuing a public statement.

B. Disclosure of Proxy Votes and Policy and Procedures

Upon Brandywine Global’s receipt of any oral or written client request for information on how Brandywine Global voted proxies for that client’s account, Brandywine Global must promptly provide the client with such requested information in writing.

Brandywine Global must deliver to each client, for which it has proxy voting authority, no later than the time it accepts such authority, a written summary of this Proxy Voting policy and procedures. This summary must include information on how clients may obtain information about how Brandywine Global has voted proxies for their accounts and must also state that a copy of Brandywine Global’s Proxy Voting policy and procedures is available upon request.

Brandywine Global must create and maintain a record of each written client request for proxy voting information. Such record must be created promptly after receipt of the request and must include the date the request was received, the content of the request, and the date of Brandywine Global’s response. Brandywine Global must also maintain copies of written client requests and copies of all responses to such requests.

C. Delegation of Duties

Brandywine Global may delegate to non-investment personnel the responsibility to vote proxies in accordance with the guidelines set forth in Appendix A. Such delegation of duties will only be made to employees deemed to be reasonably capable of performing this function in a satisfactory manner.

VIII.  Shareholder Activism and Certain Non-Proxy Voting Matters

In no event shall Brandywine Global’s possession of proxy voting authority obligate it to undertake any shareholder activism on behalf of a client. Brandywine Global may undertake such activism in connection with a proxy or otherwise if and to the extent that Brandywine Global determines that doing so is consistent with applicable general fiduciary principles, provided Brandywine Global has first obtained its Chief Compliance Officer’s approval of the proposed activism.

Absent a specific contrary written agreement with a client, Brandywine Global does not (1) render any advice to, or take any action on behalf of, clients with respect to any legal proceedings, including bankruptcies and shareholder litigation, to which any securities or other investments held in client account, or the issuers thereof, become subject, or (2) initiate or pursue legal proceedings, including without limitation shareholder litigation, on behalf of clients with respect to transactions or securities or other investments held in client accounts, or the issuers thereof. Except as otherwise agreed to in writing with a particular client, the right to take any action with respect to any legal proceeding, including without limitation bankruptcies and shareholder litigation, and the right to initiate or pursue any legal proceedings, including without limitation shareholder litigation, with respect to transactions or securities or other investments held in a client account is expressly reserved to the client.

IX.  Recordkeeping

In addition to all other records required by this Policy and Procedures, Brandywine Global shall maintain the following records relating to proxy voting:

A. a copy of this Policy and Procedures, including any and all amendments that may be adopted;

B. a copy of each proxy statement that Brandywine Global receives regarding client securities;

C. a record of each vote cast by Brandywine Global on behalf of a client;

D. documentation relating to the identification and resolution of conflicts of interest;

E. any documents created by Brandywine Global that were material to a proxy voting decision or that memorialized the basis for that decision;

F. a copy of each written client request for information on how Brandywine Global voted proxies on behalf of the client, and a copy of any written response by Brandywine Global to any (written or oral) client request for information on how Brandywine Global voted proxies on behalf of the requesting client; and

G. records showing whether or not Brandywine Global has proxy voting authority for each client account.

All required records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of Brandywine Global. Brandywine Global also shall maintain a copy of any proxy voting policies and procedures that were in effect at any time within the last five years.

To the extent that Brandywine Global is authorized to vote proxies for a United States registered investment company, Brandywine Global shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, Brandywine Global may rely on proxy  statements filed on the EDGAR system as well as on third party records of proxy statements if the third party provides an undertaking to provide copies of such proxy statements promptly upon request. Brandywine Global may rely on a third party to make and retain, on  Brandywine Global’s behalf, records of votes cast by Brandywine Global on behalf of clients if the third party provides an undertaking to provide a copy of such records promptly upon request.

Western Asset Management Company, LLC

BACKGROUND

 An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)- 6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

1. Proxies are reviewed to determine accounts impacted.

2. Impacted accounts are checked to confirm Western Asset voting authority.

3. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

4. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

5. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into the account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

6. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering, and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2.  These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest.

Issues to be reviewed include, but are not limited to:

1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board- approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

a. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

b. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

c. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

RETIREMENT ACCOUNTS

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

Western Asset Management Company Limited

Proxy Voting and Corporate Actions Policy

NOTE: Below policy relating to Proxy Voting and Corporate Actions is a global policy for all Western Asset affiliates. As compliance with the Policy is monitored by Western Asset Pasadena affiliate, the Policy has been adopted from US Compliance Manual and therefore all defined terms are those defined in the US Compliance Manual rather than UK Compliance Manual.

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

RESPONSIBILITY AND OVERSIGHT

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

CLIENT AUTHORITY

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

PROXY GATHERING

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

PROXY VOTING

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

• Proxies are reviewed to determine accounts impacted.

• Impacted accounts are checked to confirm Western Asset voting authority.

• Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

• If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

• Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

• Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

TIMING

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

RECORDKEEPING

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2.  These records include:

• A copy of Western Asset’s policies and procedures.

• Copies of proxy statements received regarding client securities.

• A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

• Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

• A proxy log including:

o Issuer name;

o Exchange ticker symbol of the issuer’s shares to be voted;

o Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

o A brief identification of the matter voted on;

o Whether the matter was proposed by the issuer or by a shareholder of the issuer;

o Whether a vote was cast on the matter;

o A record of how the vote was cast; and

o Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

DISCLOSURE

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

CONFLICT OF INTEREST

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

• Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

• Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

• Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

VOTING GUIDELINES

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

BOARD APPROVAL PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

Matters relating to the Board of Directors – Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

• Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

• Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

• Votes are cast on a case-by-case basis in contested elections of directors.

Matters relating to Executive Compensation – Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by- case basis on board-approved proposals relating to executive compensation, except as follows:

• Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

• Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

• Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

• Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

Matters relating to Capitalization – The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board- approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

• Western Asset votes for proposals relating to the authorization of additional common stock;

• Western Asset votes for proposals to effect stock splits (excluding reverse stock splits);

• Western Asset votes for proposals authorizing share repurchase programs;

• Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions;

• Western Asset votes these issues on a case-by-case basis on board-approved transactions;

Matters relating to Anti-Takeover Measures – Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

• Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans;

• Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

Other Business Matters – Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

• Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws;

• Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

• Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans;

• Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals;

• Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

VOTING SHARES OF INVESTMENT COMPANIES

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

• Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios;

• Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

VOTING SHARES OF FOREIGN ISSUERS

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

• Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management;

• Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees;

• Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated;

• Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

RETIREMENT ACCOUNTS

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary.

Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

CORPORATE ACTIONS

Western Asset must pay strict attention to any corporate actions that are taken with respect to issuers whose securities are held in client accounts. For example, Western Asset must review any tender offers, rights offerings, etc., made in connection with securities owned by clients. Western Asset must also act in a timely manner and in the best interest of each client with respect to any such corporate actions.

Please keep this supplement with your SAI for future reference.